SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2018

ARION GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-216895	35-2577375
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

16839 Gale Avenue #210
City of Industry, California 91748
(888) 991-6839
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

18401 Collins Ave., Suite 1220, Sunny Isles Beach, FL 33160
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “ARGC,” and “our” refer to Arion Group Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.01 Changes in Control of Registrant.

Effective on November 21, 2018 (the “Closing Date”), Ms. Nataliia Kriukova, the principal shareholder of the Company (the “Seller”), entered into a Stock Purchase Agreement (the “Agreement”) dated October 25, 2018 and amendments thereto, with Mingyong Huang, an individual (the “Buyer”), pursuant to which, among other things, the Seller agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller, a total of 5,000,000 shares of Common Stock owned of record and beneficially by the Seller (the “Purchased Shares”). The Purchased Shares represented approximately 65.53% of the Company’s issued and outstanding shares of Common Stock. In connection with the Closing of the transaction and in accordance with the Agreement, the Board appointed Mingyong Huang, Benson Liao and Hui Song to fill vacancies on the Company’s Board of Directors caused by the resignation of Ms. Nataliia Kriukova. In addition, Mr. Huang was appointed CEO, President and CFO of the Company and Ms. Maria Itzel Torres Siegrist was appointed Secretary of the Company.

Except as described herein, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consummation of the purchase and sale of the Purchased Shares on the Closing Date pursuant to the Agreement effected a change of control of the Company, as the Buyer, using personal funds, acquired an aggregate of 5,000,000 shares, or approximately 65.53% of the Company’s 7,630,000 shares of Common Stock outstanding as of November 21, 2018. Currently, the Buyer is the Company’s majority, and controlling stockholder. In connection with the Closing of the Agreement, the Board appointed Mingyong Huang, Benson Liao and Hui Song to fill vacancies on the Company’s Board of Directors caused by the resignation of Nataliia Kriukova. Also, on the Closing Date, the Board appointed Mr. Huang as President/CEO and CFO and Ms. Maria Itzel Torres Siegrist as Secretary, effective as of the Closing Date. The Board and the Company’s officers consist of the following persons

Name	Age	Position

Mingyong Huang		Director and President/CEO/CFO
16839 Gale Ave. #210	42
City of Industry, California 91748

Benson Liao		Director
16839 Gale Ave. #210	55
City of Industry, California 91748

Hui Song		Director
16839 Gale Ave. #210	40
City of Industry, California 91748

Maria Itzel Torres Siegrist	37	Secretary
16839 Gale Ave. #210
City of Industry, California 91748

Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The following is information concerning the business backgrounds of each of Mr. Huang, Mr. Liao, Mr. Song and Ms. Siegrist:

Mingyong Huang. Since 2005, Mr. Huang has been the president and founder of Promise Logistics Corp. He is also the founder in 2012 of US Alibaba, LLC, an online sales company doing business in California. In 2016 Mr. Huang founded IDream Space, LLC, a company that operates an innovative co-working office space located in the City of industry, California. In 2018 he founded 428 Cloverleaf, LLC, a licensed cannabis planting company located in Baldwin Park California and in 2015 he founded the 15100 Nelson, LLC, a company that provided a platform to service the trucking industry. Mr. Huang received his bachelor’s degree from Shenyang Education College, China.

Benson Liao. Mr. Liao has been president of the Benson Liao Insurance & Financial Center since 2007. Since 2016 he has also been the chairman of AnyHealth Insurance Services, Inc. Mr. Liao serves as director on the boards of Alliance Cultural Foundation International, the Moringa for Love Foundation and the Taiwanese Hotel/Motel Association of Southern California. Mr. Liao received his MBA from California State University Fresno in 1992.

Hui Song. From 2004 to 2006, Mr. Song was Regional Manager of eLong.com. From 2006 to 2014 Mr. Song was a founding partner of Blue Ridge Capital. Since 2014 Mr. Song has been an investment manager of X Financial (Nasdaq: XYF). Mr. Song received his bachelor’s degree in computer programming from Canada Algonquin College.

Maria Itzel Torres Siegrist. Since 2016, Ms. Siegrist has been a law clerk/Spanish interpreter for Torres & Siegrist Law Firm, Pasadena, CA. Ms. Siegrist received her Juris Doctorate from University of Southern California Gould School of Law in May 2018.

Since 2012 Ms. Siegrist has been the Youth Choir Director, Cantor and Praise & Worship Leader at the Sacred Heart Church in Los Angeles, California. She received a Master of Fine Arts, Theater Arts in May 2009 from Rutgers, State University of New Jersey and her Bachelor of Arts, History and Political Science, magna cum laude, in May 2003.

There are presently no plans or commitments with regard to such compensation or remuneration. The Company has no employee benefit plans or other compensation plans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 27, 2018

Arion Group Corp.

By:	/s/ Mingyong Huang
Mingyong Huang, CEO/President

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